Exhibit 15

ACCOUNTANTS’ ACKNOWLEDGEMENT

To the Shareholders and Board of Directors of Pfizer Inc.:

We hereby acknowledge our awareness of the use therein of our report dated August 6, 2009, included within the Quarterly Report on Form 10-Q of Pfizer Inc. for the quarter ended June 28, 2009, in the following Registration Statements:

- Form S-8 dated October 27, 1983 (File No. 2-87473),
- Form S-8 dated March 22, 1990 (File No. 33-34139),
- Form S-8 dated January 24, 1991 (File No. 33-38708),
- Form S-8 dated November 18, 1991 (File No. 33-44053),
- Form S-8 dated May 27, 1993 (File No. 33-49631),
- Form S-8 dated May 19, 1994 (File No. 33-53713),
- Form S-8 dated October 5, 1994 (File No. 33-55771),
- Form S-8 dated December 20, 1994 (File No. 33-56979),
- Form S-8 dated March 29, 1996 (File No. 333-02061),
- Form S-8 dated September 25, 1997 (File No. 333-36371),
- Form S-8 dated April 24, 1998 (File No. 333-50899),
- Form S-8 dated April 22, 1999 (File No. 333-76839),
- Form S-8 dated June 19, 2000 (File No. 333-90975),
- Form S-8 dated June 19, 2000 (File No. 333-39606),
- Form S-8 dated April 27, 2001 (File No. 333-59660),
- Form S-8 dated April 27, 2001 (File No. 333-59654),
- Form S-8 dated April 16, 2003 (File No. 333-104581),
- Form S-8 dated April 16, 2003 (File No. 333-104582),
- Form S-8 dated November 18, 2003 (File No. 333-110571),
- Form S-8 dated November 18, 2003(File No. 333-111333),
- Form S-8 dated April 26, 2004 (File No. 333-114852),
- Form S-8 dated March 1, 2007 (File No. 333-140987),
- Form S-3 dated March 1, 2007 (File No. 333-140989),
- Form S-3 dated March 30, 2007 (File No. 333-141729), and
- Form S-4 dated March 27, 2009 (File No. 333-158237).

Pursuant to Rule 436 under the Securities Act of 1933 (the Act), such report is not considered a part of a registration statement prepared or certified by an independent registered public accounting firm, or a report prepared or certified by an independent registered public accounting firm within the meaning of Sections 7 and 11 of the Act.

KPMG LLP

New York, New York
August 6, 2009